                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement      [_] Confidential, for Use of the Commission
[X] Definitive Proxy Statement           Only (As Permitted by Rule 14a-6(e)(2))
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to
    Rule 14a-11(c) or Rule 14a-12
                         TURBOSONIC TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)
           _________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  [X] No fee required.
  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
          ____________________
     (2) Aggregate number of securities to which transaction applies:
          ____________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange
          Act Rule 0-11:_________________________________________________
     (4) Proposed maximum aggregate value of transaction:
          ___________________________
     (5) Total fee paid: _______________
  [_] Fee paid previously with preliminary materials: _______________
  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid: _______________
     (2) Form, Schedule or Registration Statement No.: _______________
     (3) Filing Party: _______________
     (4) Date Filed: ________________

                        Copies of all communications to:

                               Ira Roxland, Esq.
               Cooperman, Levitt, Winikoff, Lester & Newman, P.C.
                                800 Third Avenue
                            New York, New York 10022
                                 (212) 688-7000

                         TURBOSONIC TECHNOLOGIES, INC.
                         550 PARKSIDE DRIVE, SUITE A-14
                       WATERLOO, ONTARIO, CANADA N2L 5V4

                               ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON FEBRUARY 11, 1999

                               ----------------

To the Stockholders of
Turbosonic Technologies, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Turbosonic Technologies, Inc., a Delaware corporation (the "Company"), will be held at The Waterloo Inn, 475 King Street North, Waterloo, Ontario, Canada, on Thursday, February 11, 1999 at the hour of 10:00 a.m., for the following purposes:

    (1) To elect four directors of the Company for the ensuing year.

    (2) To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1999.

    (3) To transact such other business as may properly come before the Meeting.

  Only stockholders of record at the close of business on January 8, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          Patrick J. Forde
                                          Secretary

Waterloo, Ontario
January 11, 1999

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND PROMPTLY RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY GIVING WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                         TURBOSONIC TECHNOLOGIES, INC.
                         550 PARKSIDE DRIVE, SUITE A-14
                       WATERLOO, ONTARIO, CANADA N2L 5V4

                               ----------------

                                PROXY STATEMENT

                               ----------------

   This Proxy Statement is being mailed on or about January 11, 1999 to all stockholders of record at the close of business on January 8, 1999 (the "Record Date") in connection with the solicitation by the Board of Directors (the "Board") of Turbosonic Technologies, Inc. (the "Company") of Proxies for the Annual Meeting of Stockholders (the "Meeting") to be held on February 11, 1999. Proxies will be solicited by mail, and all expenses of preparing and soliciting such Proxies will be paid by the Company. All Proxies duly executed and received by the persons designated as proxy therein will be voted on all matters presented at the Meeting in accordance with the specifications given therein by the person executing such Proxy or, in the absence of specified instructions, will be voted for the named nominees to the Board and in favor of the proposal to ratify the selection of Ernst & Young LLP. The Board does not know of any other matter that may be brought before the Meeting but, in the event that any other matter should come before the Meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote all Proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his Proxy at any time before the Meeting by written notice to such effect received by the Company at the address set forth above, Attn: Corporate Secretary, by delivery of a subsequently dated Proxy or by attending the Meeting and voting in person.

   The total number of shares of the Company's Common Stock outstanding as of the Record Date was 10,000,000. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on the Record Date will be entitled to vote. A majority of the shares of Common Stock outstanding and entitled to vote, or 5,000,001 shares, must be present at the Meeting in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Assuming the presence of a quorum, an affirmative vote of a majority of the shares of Common Stock present and voting, in person or by proxy, at the Meeting is required to pass upon each of the matters presented. Abstentions will be counted in tabulations of the votes cast on each of the proposals presented at the Meeting, whereas broker nonvotes will not be counted for purposes of determining whether a proposal has been approved. "Broker nonvotes" are proxies received from brokers who, in the absence of specific voting instructions from beneficial owners of shares held in brokerage name, have declined to vote such shares in those instances where discretionary voting by brokers is permitted.

   A list of stockholders entitled to vote at the Meeting will be available at the Company's executive offices, 550 Parkside Drive, Suite A-14, Waterloo, Ontario, Canada, for a period of ten days prior to the Meeting and at the Meeting itself for examination by any stockholder.

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth, as of January 8, 1999, the shares of the Company's Common Stock beneficially owned by each person who, to the knowledge of the Company, is the holder of 5% or more of the Common Stock of the Company, by each director of the Company and by all of the executive officers and directors of the Company as a group:

                                                 AMOUNT AND
                                                 NATURE OF         APPROXIMATE
                                                 BENEFICIAL        PERCENTAGE
       NAME OF BENEFICIAL OWNER OR IDENTITY OF   OWNERSHIP          OF CLASS
                        GROUP                    ----------        -----------
    --------------------------------------------------------------------------
     Dr. Donald R. Spink, Sr.*.................. 3,356,931(1)(2)      32.9%
     Edward F. Spink*...........................   465,338(1)          4.6%
     Patrick J. Forde*..........................   719,159(1)(3)       7.1%
     Richard H. Hurd**..........................   213,938(4)          2.1%
     Robert J. Ferb**...........................   108,437(5)          1.1%
     Richard A. Horgan**........................   122,226(6)          1.2%
     Canadian Venture Founders.................. 1,334,979(1)         13.1%
      114 Lakeshore Road East Oakville,
      Ontario L6J 6N2 Canada
     All executive officers and directors as a
      group (6 persons)......................... 4,986,029(1)-(6)     48.9%

--------
*  550 Parkside Drive, Suite A-14, Waterloo, Ontario N2L 5V4, Canada.

** 11 Melanie Lane, Unit 22A, East Hanover, NJ 07936.

(1) Represents shares of Sonic Canada Inc., a wholly owned subsidiary of the Company, which by their terms are convertible at any time into a like number of shares of Common Stock of the Company ("Sonic Canada Shares").

(2) Includes 3,008,186 Sonic Canada Shares owned by a Canadian numbered corporation, over which shares Dr. Spink exercises voting control.

(3) Includes 507,642 Sonic Canada Shares owned by the Patrick and Joan Forde Family Trust.

(4) Includes 1,195 shares owned by Mr. Hurd's spouse, as to which Mr. Hurd disclaims any beneficial ownership; also includes 100,000 shares issuable upon exercise of an option expiring in August 1999 at an exercise price of $1.00 per share, which option was granted pursuant to the Company's plan of reorganization as amended and subsequently modified (the "Plan").

(5) Includes 50,000 shares issuable upon the exercise of an option expiring in August 1999 at an exercise price of $1.00 per share, which option was granted pursuant to the Plan.

(6) Includes 929 and 797 shares owned by Mr. Horgan's spouse and daughter, respectively, as to which Mr. Horgan disclaims any beneficial ownership; also includes 50,000 shares issuable upon exercise of an option expiring in August 1999 at an exercise price of $1.00 per share, which option was granted pursuant to the Plan.

COMPLIANCE WITH SECTION 16(A) OF SECURITIES EXCHANGE ACT

   Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% stockholders are required by SEC rule to furnish the Company with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required for those persons, the Company believes that during the fiscal year ended June 30, 1998, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with except that each of Dr. Spink, Sr. and Messrs. Edward F. Spink and Forde was not timely in filing his initial report of ownership.

                             ELECTION OF DIRECTORS

     Four directors are to be elected at the Meeting to serve for a term of one year or until their respective successors are elected and qualified.

INFORMATION CONCERNING NOMINEES

     The following table sets forth the positions and offices presently held with the Company by each nominee, his age and his tenure as a director.

                                            POSITIONS AND OFFICES
                                                PRESENTLY HELD          DIRECTLY
               NAME                AGE         WITH THE COMPANY          SINCE
               ----                --- -------------------------------- --------
Dr. Donald R. Spink, Sr...........  74 Chairman of the Board              1997
Edward F. Spink...................  43 President and Director             1997
Patrick J. Forde..................  64 Secretary/Treasurer and Director   1997
Richard H. Hurd...................  61 Director and Assistant Secretary   1993

  DR. DONALD R. SPINK, SR. has served as Chairman of the Company since the consolidation of the Company with Turbotak Technologies, Inc. ("Turbotak") on August 27, 1997 (the "Consolidation Date"). Prior thereto and from 1976 he was Chairman of Turbotak.

  EDWARD F. SPINK has served as President and a Director of the Company since the Consolidation Date. Prior thereto and from 1995, he was President and a director of Turbotak. Mr. Spink was Vice President- Operations of Turbotak from 1989 to 1995.

  PATRICK J. FORDE has been Secretary/Treasurer of the Company since the Consolidation Date. Prior thereto and from 1986 he was a director of Turbotak. Mr. Forde has served as Vice President-Corporate Planning for Turbotak since 1996. He was Chairman and Chief Executive Officer of Borg Textile Corporation from 1982 to 1995. He is president and owner of Glencree Investments, Inc., chairman of the board of Waterloo Scientific, Inc. and serves on the board of several other companies.

  RICHARD H. HURD served as President of the Company from August 1993 to August 1997 and Treasurer of the Company from April 1994 to August 1997. He has been a director of the Company since February 1993. Mr. Hurd was Vice President-Finance and Corporate Development of the Company between May 1993 and July 1993, and the Company's director of finance and corporate development between February 1993 and May 1993. From July 1996 through the Consolidation Date, the Company operated as a debtor-in-possession under Chapter 11 of the Federal Bankruptcy Code. Mr. Hurd has also been President and sole owner of RHB Capital Company Inc., a financial consulting company since 1987. He is also Co-Managing Director of Genuine Article Publishing Group, L.L.C., a publisher of children's books.

  Executive officers are elected annually by the Board of Directors to hold office until the first meeting of the Board following the next annual meeting of stockholders or until their successors are chosen and qualified.

                        INFORMATION CONCERNING THE BOARD

  The Board held three meetings during the year ended June 30, 1998. All then incumbent directors attended 100% of such meetings, except for Messrs. Ferb and Horgan, who each missed one meeting.

  The Audit Committee of the Board is charged with the review of the activities of the Company's independent auditors including, but not limited to, fees, services and audit scope. The Audit Committee is comprised of Messrs. Forde and Hurd. The Audit Committee held one meeting, during fiscal 1998. All then incumbent members of the Audit Committee participated in such meeting. The Compensation Committee of the Board is responsible for oversight and administration of executive compensation. The Compensation Committee is comprised of Dr. Spink, Sr. and Mr. Forde. The Compensation Committee held one meeting during fiscal 1998. All then incumbent members of the Compensation Committee participated in such meeting.

  The Company has no standing nominating committee of its Board of Directors, nor any committees performing similar functions. The Board of Directors as a whole searches for potential nominees for Board positions and periodically reviews the compensation of the Company's officers and employees and makes appropriate adjustments.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

   Set forth below is the aggregate compensation for services rendered in all capacities to the Company during its fiscal years ended June 30, 1998 and 1997 to its chief executive officer and each of its executive officers whose compensation exceeded $100,000 during its fiscal year ended June 30, 1998 (the "Named Officer"):

                                                       LONG TERM COMPENSATION
                                                       ---------------------------
                                 ANNUAL COMPENSATION           AWARDS
                                ---------------------- ---------------------------
                                                                       NUMBER OF
                    FISCAL YEAR                        RESTRICTED       OPTIONS
     NAME AND          ENDED                              STOCK           AND
PRINCIPAL POSITION   JUNE 30,   SALARY  COMMISSIONS(1)   AWARDS         WARRANTS
------------------  ----------- ------- -------------- -----------     -----------
Edward F. Spink        1998     $30,754    $52,231                --              --
 President             1997     $31,911    $68,122                --              --

--------
(1) Commissions represent a fixed percentage of sales recorded in each fiscal year. Effective July 1, 1998, Edward F. Spink's compensation was revised to include a base salary of Canadian $100,000 (US$63,000 at $1.47) plus a discretionary bonus to be determined at the end of each fiscal year by the Board of Directors.

OPTION GRANTS IN LAST FISCAL YEAR

   There were no option grants to the Named Officer during the year ended June 30, 1998. As provided in the Plan, one employee--director and two non-employee directors of the Company were granted options on the Consolidation Date to acquire, respectively, 100,000, 50,000 and 50,000 shares of the Company's Common Stock at an exercise price of $1.00 per share, being the market price of the Company's Common Stock on the Consolidation Date. These options expire two years from the Consolidation Date.

AGGREGATED OPTION AND WARRANT EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

   Set forth below is further information with respect to unexercised options and warrants to purchase the Company's Common Stock granted to the Named Officer in the fiscal year ended June 30, 1998 and prior years.

                                                                                       VALUE OF UNEXERCISED
                                                                                           IN-THE-MONEY
                  NUMBER OF                   NUMBER OF EXERCISED OPTIONS              OPTIONS AND WARRANTS
                   SHARES                   AND WARRANTS AT APRIL 30, 1998               AT APRIL 30, 1998
                 ACQUIRED ON                ------------------------------------     -------------------------
     NAME         EXERCISE   VALUE REALIZED  EXERCISABLE         UNEXERCISABLE       EXERCISABLE UNEXERCISABLE
     ----        ----------- -------------- ---------------     ----------------     ----------- -------------
Edward F. Spink      --           --                        --                   --      --           --

EMPLOYMENT AGREEMENTS

   None of the Company's current executive officers is employed pursuant to an employment agreement with the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Edward F. Spink is Dr. Donald R. Spink, Sr.'s son.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

   The Board has selected Ernst & Young LLP to audit the accounts of the Company for the fiscal year ending June 30, 1999. Such firm, which has served as the Company's independent auditor since August 1997, has reported to the Company that none of its members has any direct financial interest or material indirect financial interest in the Company.

   Unless instructed to the contrary, the persons named in the enclosed proxy intend to vote the same in favor of the ratification of Ernst & LLP as the Company's independent auditors.

   A representative of Ernst & Young LLP is expected to attend the Meeting and will be afforded the opportunity to make a statement and/or respond to appropriate questions from stockholders.

                             STOCKHOLDER PROPOSALS

   Stockholder proposals intended to be presented at the Company's 1999 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8, promulgated under the Exchange Act, must be received by the Company's executive offices in Waterloo, Ontario, Canada by October 14, 1999 for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

                         TURBOSONIC TECHNOLOGIES, INC.
                         550 PARKSIDE DRIVE, SUITE A-14
                       WATERLOO, ONTARIO, CANADA N2L 5V4


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Donald R. Spink, Sr. and Edward F. Spink as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse side hereof, all the shares of Common Shares of Turbosonic Technologies, Inc. ("the Company") held of record by the undersigned on January 8, 1999, at the Annual Meeting of Stockholders to be held on Thursday, February 11, 1999 or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

                         (To Be Signed on Reverse Side)

                               FOR all nominees         WITHHOLD
                               listed at right        AUTHORITY to
                              (except as marked       vote for all
                               to the contrary at   nominees listed at
                                    right)               right
1.  Election of Directors:          [   ]                [   ]          Nominees:  Dr. Donald R. Spink, Sr.
                                                                                   Edward F. Spink
                                                                                   Patrick J. Forde
                                                                                   Richard H. Hurd

                                                             FOR     AGAINST    ABSTAIN
2.  To ratify the selection of Ernst & Young  LLP as the    [   ]     [   ]      [   ]
    Company's independent auditors for the fiscal year
    ending June 30, 1999.

3. To transact such other business as may properly come before the Meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature ____________________________ Date __________     Signature___________________________ Date __________
                                                                    Signature If Held Jointly

NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.